ACCOUNTS AND OTHER RECEIVABLE, NET	12 Months Ended
Dec. 31, 2017
Subclassifications of assets, liabilities and equities [abstract]
ACCOUNTS AND OTHER RECEIVABLE, NET
ACCOUNTS AND OTHER RECEIVABLE, NET

(US$ MILLIONS)	2017	2016
Current, net	$3,454	$1,703
Non-current, net
Retainer on customer contracts	197	94
Billing rights	711	—
Total Non-current, net	$908	$94
Total	$4,362	$1,797

The increase in accounts and other receivable, net from December 31, 2016 is primarily attributable to the acquisitions in our business services and industrial operations segments during the year ended December 31, 2017. This accounts for a $2,056 million movement in accounts receivable as at December 31, 2017 compared to December 31, 2016.
Billing rights represent unbilled rights arising at BRK Ambiental from revenue earned from the construction on public concessions contracts classified as financial assets, which are recognized when there is an unconditional right to receive cash or other financial asset from the concession authority for the construction services.
Our construction services business has a retention balance, which is comprised of amounts that have been earned but held back until the satisfaction of certain conditions specified in the contract are met. The retention balance included in the current accounts receivable balance as at December 31, 2017 was $125 million (2016: $97 million), and the retention balance included in the non-current accounts receivable balance as at December 31, 2017 was $111 million (2016: $92 million).
The amount of accounts receivable and other written down for bad debts was as follows:

(US$ MILLIONS)	2017	2016	2015
Allowance for doubtful accounts - beginning	$7	$10	9
Add: increase in allowance	39	2	6
Deduct: bad debt write offs	(6)	(5)	(5)
Allowance for doubtful accounts - ending	$40	$7	$10

The increase in allowance for doubtful accounts is primarily attributable to the acquisition of BRK Ambiental during the year ended December 31, 2017.